UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2026

RYTHM, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2220 Hicks Road, Suite 210
Rolling Meadows, IL	60068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 420-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RYM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 3, 2026, RYTHM, Inc. (the “Company”) issued a press release announcing financial results for the quarter and year ended December 31, 2025. A copy of the release is attached as Exhibit 99.1.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press Release of RYTHM, Inc. dated March 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYTHM, INC.

Date: March 3, 2026	By:	/s/ Brad Asher
Brad Asher
Chief Financial Officer

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